UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 11, 2024

ATLASSIAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37651	88-3940934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
350 Bush Street, Floor 13
San Francisco, California 94104
(Address of principal executive offices and Zip Code)
(415) 701-1110
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TEAM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Atlassian Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders on December 11, 2024 (the “Meeting”). The proposals considered at the Meeting are described in the Company’s 2024 Proxy Statement filed with the Securities and Exchange Commission on October 23, 2024 (the “Proxy Statement”).

Each stockholder present in person, or by proxy, was entitled to one vote for every share of Class A Common Stock held and ten votes for every share of Class B Common Stock held. The total number of votes received for each proposal is set out below (shown to reflect ten votes for every share of Class B Common Stock and one vote for every share of Class A Common Stock). As of October 14, 2024, the record date for the Meeting, there were 161,565,758 shares of Class A Common Stock and 98,977,705 shares of Class B Common Stock outstanding, all of which were entitled to vote with respect to all matters acted upon at the Meeting.

Proposal 1: Election of directors:

	For	Against	Abstain	Broker Non-Votes
Scott Belsky	1,119,074,963	630,666	167,937	8,273,805
Shona L. Brown	1,113,527,132	6,184,312	162,122	8,273,805
Michael Cannon-Brookes	1,096,874,830	22,944,872	53,864	8,273,805
Scott Farquhar	1,095,856,139	23,966,164	51,263	8,273,805
Heather M. Fernandez	1,094,085,342	25,624,550	163,674	8,273,805
Sasan Goodarzi	1,115,850,145	3,851,864	171,557	8,273,805
Jay Parikh	1,116,334,920	3,378,656	159,990	8,273,805
Enrique Salem	1,093,264,080	26,444,457	165,029	8,273,805
Steven Sordello	1,118,472,573	1,229,766	171,227	8,273,805
Richard P. Wong	1,075,271,956	44,170,765	430,845	8,273,805
Michelle Zatlyn	1,118,744,689	961,347	167,530	8,273,805

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025:

For	Against	Abstain	Broker Non-Votes
1,126,597,701	1,240,499	309,171	0

Proposal 3: Advisory vote to approve the fiscal year 2024 compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
1,093,072,495	26,473,960	327,111	8,273,805

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASSIAN CORPORATION

Date:	December 12, 2024	By:	/s/ Stan Shepard
Stan Shepard
General Counsel